UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2018

GCI, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-05890	91-1820757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

GCI, LLC (formerly known as GCI, Inc.), a Delaware limited liability company, hereby files this Current Report on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2018 (the “GCI, LLC 8-K”), to amend Items 2.01 and 9.01. Terms used in this Amendment but not defined herein have the meanings set forth in the GCI, LLC 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in the GCI, LLC 8-K, on March 9, 2018, Liberty Interactive and LI LLC contributed to GCI Liberty their entire equity interests in Liberty Broadband Corporation, Charter Communications, Inc., and LendingTree, Inc., the Evite, Inc. operating business and certain other assets and liabilities (collectively, “HoldCo”).

The Contribution was treated as a reverse acquisition under the acquisition method of accounting in accordance with accounting principles generally accepted in the United States. For accounting purposes, HoldCo is considered to be acquiring GCI Liberty in the Contribution based upon the fact that in exchange for the contribution of certain assets and liabilities, Liberty Interactive received a controlling interest in the combined company of GCI Liberty.

Accordingly, effective as of March 9, 2018, the historical financial statements of HoldCo became the historical financial statements of GCI, LLC. The audited combined financial statements of HoldCo are filed herewith as Exhibit 99.2.

Under the acquisition method of accounting, management of GCI, LLC and Liberty Interactive have calculated a preliminary purchase price as described in the unaudited pro forma condensed combined financial statements. See Exhibit 99.3 filed herewith. The net tangible and intangible assets acquired and liabilities assumed in connection with the Contribution are at their estimated acquisition date fair values. The acquisition method of accounting is dependent upon certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. A final determination of these estimated fair values will be based on the actual net tangible and intangible assets of GCI, LLC that exist as of March 9, 2018.

Item 9.01. Financial Statements and Exhibits.

(b)  Pro forma financial information.  The pro forma financial information required to be filed pursuant to Item 9.01(b) pursuant to Article II of Regulation S-X is filed herewith as Exhibit 99.3.

(d)  Exhibits.

Exhibit No.	Name

99.2	Audited Combined Financial Statements of HoldCo

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of GCI, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2018

GCI, LLC

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President